<u>ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST</u>

THIS ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST (this "<u>Assignment</u>") is made as of this 28th day of March 2013 by and between SUMMER INVESTORS, LLC, a New York limited liability company ("<u>Assignor</u>"), and UNITED REALTY ADVISOR L.P., a Delaware limited partnership ("<u>Assignee</u>").

<u>W I T N E S S E T H</u>:

WHEREAS, Assignor owns a 100% Percentage interest (the "Interest") as a member under the Limited Liability Company Operating Agreement of Parker Note Acquisition, LLC, a New York limited liability company, dated as of April 16, 2011, as the same may have been amended or modified from time to time (the "LLC Agreement"); and

WHEREAS, Assignor desires to transfer and assign 76.67% of its Interest to Assignee, and Assignee desires to assume the same, all under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the in kind capital contribution by Assignor of $1,150,000 to Assignee as the agreed value of this assignment and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Assignor and Assignee, intending to be legally bound hereby, agree as follows:

1. Assignment; Representations.

(a) Assignor hereby assigns to Assignee 76.67% of Assignor's Interest (the "Assigned Interest") to have and to hold the Assigned Interest unto Assignee, and Assignee's legal representatives, heirs, successors and assigns, as the case may be, forever. Immediately hereafter Assignor shall remain with 23.33% of the Interest.

(b) Assignor hereby represents and warrants to Assignee that (i) the Interest is free and clear of any and all liens, charges and/or encumbrances, is owned entirely by Assignor and has not previously been conveyed or assigned by Assignor to any other party, and (ii) Assignor has full power and authority to execute and deliver this Assignment.

2. <u>Assumption</u>. Assignee hereby accepts Assignor's assignment of the Interest and assumes the performance and observance of all of the covenants, agreements and conditions on the part of Assignor to be performed and observed respecting the Interest pursuant to the LLC Agreement from and after the date hereof.

3. <u>Survival</u>. The representations and warranties contained in <u>Paragraph 1</u> shall survive the delivery hereof.

IN WITNESS WHEREOF, Assignor and Assignee have duly executed and delivered this Assignment and Assumption of Membership Interest as of the date first above written.

ASSIGNOR:

SUMMER INVESTORS, LLC

By:________________________
Jacob Frydman, Manager

ASSIGNEE:

UNITED REALTY ADVISOR, LP
By: URTIGP, LLC its General Partner
By: United Realty Advisor Holdings, LLC, its Manager

By:________________________
Eli Verschleiser, Manager